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                                                                    EXHIBIT 10.1

                             AMENDMENT NO. 4 TO THE
                           NOBLE DRILLING CORPORATION
                               401(k) SAVINGS PLAN

         Pursuant to the provisions of Section 8.1 thereof, the Noble Drilling Corporation 401(k) Savings Plan (the "Plan") is hereby amended in the following respect only:

         Section 1.1(i) of the Plan is hereby amended by restatement in its entirety to read as follows:

                  (i) "Company Stock" means the ordinary shares of Noble Corporation, a Cayman Islands exempted company limited by shares.

         IN WITNESS WHEREOF, this Amendment has been executed by Noble Drilling Corporation on behalf of all Employers to be effective as of May 1, 2002.

                                              NOBLE DRILLING CORPORATION



                                              By /s/ Robert D. Campbell
                                                 -------------------------------
                                                 Robert D. Campbell, President